                                                                    Exhibit 10.9

                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
               (As Amended and Restated as of January 1, 1998)

            This  Supplemental  Executive  Retirement  Plan  (the  "Supplemental
Plan") was adopted and established, effective September 28, 1989 and amended and restated  effective  as of  January  1,  1995,  by  Handy &  Harman,  a New York
corporation  (the  "Company"),  for Eligible  Executives who  participate in the
Handy & Harman Pension Plan (the "Pension  Plan") which Pension Plan is intended to satisfy the  requirements  of the Internal  Revenue Code of 1986,  as amended
(the "Code"). The Supplemental Plan is hereby amended and restated, effective as of January 1, 1996.

            1.    PURPOSE.  The Supplemental  Plan shall provide for the payment of supplementary retirement benefits to compensate an Eligible
                  Executive  for the  amount of the  reduction,  if any,  in his benefits  under  the  Pension  Plan  on  account  of  (i)  the application of Section  401(a)(17) or Section 415 of the Code,
                  or (ii) the  exclusion  from "Pay," as defined in Section 3.10 of the Pension Plan of amounts  received  under the  Company's
                  Management Incentive Plan ("MIP").

            2.    PARTICIPATION.  As used in the  Supplemental  Plan,  the  term
                  "Eligible  Executive" shall mean any corporate  officer of the
                  Company who participates in the Pension Plan and is designated
                  by  the   Committee  (as  defined  in  Section  6  hereof)  to
                  participate  herein.  Subject to the  provisions of Section 10 hereof,  (i) no payment of any benefit accrued hereunder shall commence to a  Participant  prior to the time  payments  would otherwise  commence  under the terms of the  Pension  Plan and
                  (ii) no payment shall he payable  hereunder to any Participant who has not been a  corporate  officer of the  Company  for at least five (5) years.

            3.    RETIREMENT BENEFITS. The Participant's Accrued Monthly Pension
                  under the Supplemental  Plan shall be equal to the excess,  if any, of (a) over (b), where:

            (a)   equals the Participant's Accrued Monthly Pension pursuant to the Pension Plan determined without regard to the limits of
                  Section 401(a)(17) or Section 415 of the Code and including within the definition of "Pay" under the Pension Plan either
                  (x) fifty percent (50%) of the amounts awarded to the Eligible
                  Executive pursuant to the MIP in respect of MIP plan years up to and including 1994, or (y) twenty-five percent (25%) of the amounts awarded to the Eligible Executive pursuant to the MIP in respect of MIP plan years including 1995 and thereafter
                  (with the MIP award included in Pay for the plan year in which it is paid); and

            (b)   equal the Participant's  Accrued Monthly Pension as calculated under the Pension Plan.

            Except as  provided  in  Section 10 hereof,  the  pension  under the
Supplemental Plan shall become payable at the same time as the pension under the
Pension Plan.

            A  Participant  may elect a form of payment  under the  Supplemental
Plan that is different  than the pension  payable  under the Pension  Plan.  The following forms of pensions are available under the Supplemental Plan.

                  (i)   the  optional  forms of  pension  benefit  listed in the
                        Pension Plan

                  (ii)  the lump  sum  option  described  in  Section  11 of the
                        Supplemental Plan

                  (iii) any other form of monthly  pension  that is  approved by the Committee

            Upon the death of an  Eligible  Executive  who has been a  corporate officer of the Company for at least five years and has been  married for the one year period ending on the date of his death,  a monthly  pension will be payable to his  surviving  spouse during the same period that the  preretirement  spouse pension is payable to the surviving spouse under the Pension Plan. The amount of the monthly pension to the surviving spouse will be equal to the excess, if any, of (c) over (d), where:

            (c)   equals the monthly  pension that is based on the amount of the
                  Participant's  Accrued  Monthly  Pension as  described  in (a)
                  above and  converted  to a  Preretirement  Spouse  Pension  as described in the Pension Plan assuming that the spouse pension is payable on the 100% Joint and Survivor Pension basis, and

            (d)   equals the amount of monthly pension payable under the Pension
                  Plan.

            The amount of  Supplemental  Plan pension payable to the Participant or to the  surviving  spouse  shall not be adjusted by cost of living  increases provided under the Pension Plan and the  Supplemental  Plan pension shall not be decreased  by any  increase  in the Pension  Plan  pension due to cost of living increases under the Pension Plan.

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            4. SOURCE OF BENEFITS.  The benefits  payable under the Supplemental
Plan  shall be paid  exclusively  from the  Company's  general  assets.  In this regard.  the Company may create a grantor  trust  (within the meaning of section
671 of the Code) in connection with the Supplemental Plan to which it shall from time to time contribute  amounts to accumulate a reserve against its obligations hereunder. Such trust and any assets held by such trust to assist the Company in meeting its obligations  under the Supplemental  Plan shall conform to the terms of the model trust as  described in Internal  Revenue  Service  Procedure  92-64
(I.R.B.  1992-33).  Notwithstanding  the  creation of such trust,  the  benefits hereunder shall be a general obligation of the Company. Payment of benefits from such trust shall, to that extent, discharge the Company's obligations under this
Supplemental  Plan.  Eligible  Executives shall have only a contractual right as general  creditors of the Company to the amounts,  if any, payable hereunder and such right shall not be secured by any assets of the Company or the trust.

            5.  CONSTRUCTION.  The Company intends the Supplemental Plan to be a benefit plan which is unfunded and is  maintained  by an employer  primarily for the purpose of providing deferred  compensation for a select group of management or highly compensated  employees,  within the meaning of Title 1 of the Employee
Retirement  Income  Security  Act  of  1974,  as  amended  ("ERISA"),   and  any
ambiguities in construction shall be resolved in favor of interpretations  which will effectuate such intention.  The Supplemental  Plan shall be governed by and construed  in  accordance  with the laws of the State of New York to the  extent such laws are not preempted by ERISA.

            6.  ADMINISTRATION  OF THE SUPPLEMENTAL  PLAN. The Supplemental Plan
shall be administered by the Compensation Committee of the Board of Directors of
the Company  (the  "Committee").  The  Committee  shall have  authority to make, amend,  interpret  and enforce all  appropriate  rules and  regulations  for the administration  of the  Supplemental  Plan and  decide  or  resolve  any and all questions  including  interpretations  of the Supplemental  Plan as may arise in connection with the  Supplemental  Plan. The Committee shall designate from time to time those eligible for inclusion in the Supplemental Plan. The Committee may employ agents and delegate to them such administrative duties as if sees fit and may consult  with  counsel who may be counsel to the  Company.  The  decision or action  of the  Committee  in  respect  of  any  question  arising  out of or in

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connection  with  the  administration,  interpretation  and  application  of the
Supplemental  Plan and the rules and regulations  thereunder  shall be final and conclusive and binding upon all persons having any interest therein.

            7.  TERMINATION  SUSPENSION OR AMENDMENT.  The Board of Directors of
the  Company  in its  sole  discretion  may  terminate,  suspend  or  amend  the
Supplemental  Plan at any  time or from  time to  time,  in  whole  or in  part;
provided,  however,  that no such  termination,  suspension  or amendment  shall adversely  affect the  benefits of any  corporate  officer of the company who is vested or eligible for  Disability  Retirement  under the Pension  Plan,  or the pension to the surviving spouse of such a corporate officer who is then entitled to a spouse pension.

            8. EFFECTIVE DATE. The effective date of the Supplemental Plan shall be September 28, 1989, as amended  December 13, 1993, as amended and restated as of January 1, 1995, and as amended and restated as of January 1, 1996.

            9.  GENERAL  CONDITIONS.  No  interest  of any person and no benefit payable  hereunder  shall  be  assigned  as  security  for a loan  and any  such purported  assignment shall be null, void and of no effect.  No such interest or benefit shall be subject in any manner, either voluntarily or involuntarily,  to anticipation, sale, transfer, assignment or encumbrance by or through any person and any such purported action shall be null, void and of no effect.

            No Eligible  Executive  and no other  person shall have any legal or equitable  right or interest in the  Supplemental  Plan which are not  expressly granted hereunder. Participation hereunder does not give any person any right to be retained  in the  service of the  Company or to  continue in its employ,  the right  and power of the  Company  to  dismiss  or  discharge  any  executive  is expressly reserved.

            10. ACCELERATION OF PAYMENTS.  In the event a "change of control" of the Company  (as  hereinafter  defined)  shall  occur,  the lamp sum payment (as hereinafter defined) of the amount of benefits hereunder shall be determined for each Eligible Executive and each such person shall be deemed to be 100% vested.

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            The  aggregate  amount of all such lump sum  payments  shall be paid into a grantor trust (which may include the grantor trust referred to in Section
4 hereof)  established by the Company for payment to such Eligible Executives in accordance  with the terms of such trust  fund.  Such amount to be paid shall be reduced  by the value of the  assets in such  grantor  trusts at the time of the payment  with respect to the persons  reflected  in the lump sum  amounts.  Such amount shall be paid to the trusts immediately upon the occurrence of the change of control.

            Each  participant  will  receive  the  amount  of lump  sum  payment calculated on his behalf  within 30 days of the change of control.  The lump sum payment to each participant  under this  Supplemental Plan shall be equal to the excess of (i) over (ii), where:

            (i)   equals  the lump sum  present  value of the  amount of monthly pension  described  in  subsection  (a) of  Section  3 of this
                  Supplemental Plan,  determined as of the date of the change of control,  in  accordance  with the  methodology  set  forth in
                  Section I.1 of the Pension Plan except that the interest  rate for  the  Supplemental  Plan  will  be  equal  to  80%  of the applicable  interest rate for the Pension  Plan,  and the lump sum payment  will be  calculated  on the  assumption  that the pension  would  have  commenced  on the first day of the month following  the  participant's  60th  birthday  (current age if older) and that the  Participant  would have been  entitled to receive such benefits as an Early  Retirement  Benefit on such date, and

            (ii)  equals  the lump sum  present  value of the  amount of monthly pension  described  in  subsection  (b) of  Section  3 of this
                  Supplemental Plan,  determined as of the date of the change of control,  in  accordance  with the  methodology  set  forth in
                  Section 1.1 of the Pension Plan.

            In  addition to the lump sum payment  described  above,  the Company shall  reimburse each  participant  who receives such a lump sum payment for any
excise  tax  (and  any   income  and  excise  tax  due  with   respect  to  such
reimbursement)  imposed on such lump sum payments in connection with a change of control of the Company  pursuant to Section 4999 of the Internal Revenue Code of
1986,  as  amended.  The  basis  for  such  reimbursement  calculation  shall be consistent with similar  calculations  described in change of control agreements of the Company.

            For purposes of the  Supplemental  Plan, a "change of control" shall occur if:

            (a)   any  "Person,"  as such term is used in  Sections  13(d) and
                  14(d) of the  Securities  Exchange  Act of 1934,  as amended
                  (the  "Exchange  Act") (other than the Company,  any trustee or other  fiduciary  holding  securities  under an  employee benefit  plan  of  the  Company  or any  corporation  owned, directly or indirectly,  by the  stockholders of the Company in substantially  the same proportions as their ownership of stock in the Company),  is or becomes the "beneficial owner"
                  (as defined in Rule 13d-3 under the Exchange Act),  directly or  indirectly,  or securities  of the Company  representing
                  25% or more of the combined  voting  power of the  Company's then outstanding securities;

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            (b)   during any period of two  consecutive  years (not  including any period prior to the adoption of the Supplemental  Plan), individuals  who at the beginning of such period  constitute the Board of Directors of the Company,  and any new director
                  (other  than a  director  designated  by a  person  who  has entered  into an  agreement  with the  Company  to  effect a transaction  described  in  clause  (a),  (c) or (d) of this
                  Section)  whose election by the Company's  stockholders  was approved  by a vote  of at  least  two-thirds  (2/3)  of the directors  then still in office who either were directors at the beginning of the period or whose  election or nomination for  election  was  previously  so  approved,  cease for any reason to constitute at least a majority thereof;

            (c)   the   stockholders  of  the  Company  approve  a  merger  or
                  consolidation  of the  Company  with any other  corporation;
                  other than (i) a merger or consolidation  which would result
                  in  the  voting   securities  of  the  Company   outstanding
                  immediately  prior thereto  continuing to represent  (either by remaining  outstanding or by being  converted into voting securities  of the  surviving  entity)  more than 70% of the combined  voting  power  of  the  voting  securities  of the
                  Company or such  surviving  entity  outstanding  immediately after  such  merger  or  consolidation  or (ii) a merger  or consolidation  effected to implement a  recapitalization  of the Company (or  similar  transaction)  in which no "Person"
                  (as  hereinabove  defined)  acquires  more  than  50% of the combined  voting  power of the  Company's  then  outstanding securities; or

            (d)   the  stockholders  of the  Company  approve a plan of complete liquidation  of the  Company or an  agreement  for the sale or disposition by the Company of all or substantially  all of the
                  Company's assets.

            11.   LUMP SUM  OPTION.  Unless  his  benefit is  accelerated  under
                  Section 10 hereunder,  a participant  who has a valid lump sum payment  election in effect at his  termination  of employment date will receive his benefits under the Supplemental  Plan in a lump sum  payment  within the 30-day  period  following  his termination of employment  date or, if later,  upon attainment of age 60.  The  payment  will  be  made as soon as  practical thereafter.  A lump  sum  payment  election  will be  valid if approved by trustee or if either (i) it has been in effect for at  least  12  months  and  is on a  form  authorized  by  the
                  Committee or (ii) in the event of extraordinary circumstances, it has been approved by the Committee,  in as sole discretion, upon  application by the  participant in accordance  with such procedures established by the Committee.

                                      -6-

            The  amount  of the lump sum  payment  will be equal to the  monthly pension  that is the excess of (a) over (b) as described in Section 3 multiplied by the applicable  lump sum factor.  The applicable lump sum factor shall be the same factor as  determined  for single sum amounts in Section 1.1 of the Pension
Plan except that the applicable  interest rate reflected in the  calculation for the Supplemental  Plan will be equal to 80% of the applicable  interest rate for the Pension Plan.

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